I, the undersigned Director and Officer of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                         33-75960                        33-75998
2-52449                         33-75962                        33-75996
33-02339                        33-75964                        33-76000
33-34370                        33-75966                        33-76002
33-34583                        33-75968                        33-76004
33-42555                        33-75970                        33-76018
33-60477                        33-75972                        33-76024
33-61897                        33-75974                        33-76026
33-62473                        33-75976                        33-79118
333-01107                       33-75978                        33-79122
33-63611                        33-75980                        33-81216
33-64277                        33-75982                        33-87642
33-64331                        33-75984                        33-87932
33-75248                        33-75986                        33-88720
33-75954                        33-75988                        33-88722
33-75956                        33-75990                        33-88724
33-75958                        33-75992                        33-89858
333-15817                       33-75994                        33-91846
333-24645                       333-09515                       333-27337


Registration Statements filed under the Investment Company Act of 1940:

811-2512               811-2513               811-4536               811-5906

hereby ratifying and confirming on this 4th day of March, 1998, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                    Signature/Title
                    ---------------


               /s/ Thomas J. McInerney
             ----------------------------
                  Thomas J. McInerney
                 Director and President
             (Principal Executive Officer)

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                         33-75960                        33-75998
2-52449                         33-75962                        33-75996
33-02339                        33-75964                        33-76000
33-34370                        33-75966                        33-76002
33-34583                        33-75968                        33-76004
33-42555                        33-75970                        33-76018
33-60477                        33-75972                        33-76024
33-61897                        33-75974                        33-76026
33-62473                        33-75976                        33-79118
333-01107                       33-75978                        33-79122
33-63611                        33-75980                        33-81216
33-64277                        33-75982                        33-87642
33-64331                        33-75984                        33-87932
33-75248                        33-75986                        33-88720
33-75954                        33-75988                        33-88722
33-75956                        33-75990                        33-88724
33-75958                        33-75992                        33-89858
333-15817                       33-75994                        33-91846
333-24645                       333-09515                       333-27337


Registration Statements filed under the Investment Company Act of 1940:

811-2512               811-2513               811-4536               811-5906

hereby ratifying and confirming on this 4th day of March, 1998, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                    Signature/Title
                    ---------------


                 /s/ Shaun P. Mathews
             ----------------------------
                   Shaun P. Mathews
                       Director

                                POWER OF ATTORNEY

I, the undersigned Director and Officer of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                         33-75960                        33-75998
2-52449                         33-75962                        33-75996
33-02339                        33-75964                        33-76000
33-34370                        33-75966                        33-76002
33-34583                        33-75968                        33-76004
33-42555                        33-75970                        33-76018
33-60477                        33-75972                        33-76024
33-61897                        33-75974                        33-76026
33-62473                        33-75976                        33-79118
333-01107                       33-75978                        33-79122
33-63611                        33-75980                        33-81216
33-64277                        33-75982                        33-87642
33-64331                        33-75984                        33-87932
33-75248                        33-75986                        33-88720
33-75954                        33-75988                        33-88722
33-75956                        33-75990                        33-88724
33-75958                        33-75992                        33-89858
333-15817                       33-75994                        33-91846
333-24645                       333-09515                       333-27337


Registration Statements filed under the Investment Company Act of 1940:

811-2512               811-2513               811-4536                811-5906

hereby ratifying and confirming on this 4th day of March, 1998, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                    Signature/Title
                    ---------------


                /s/ Catherine H. Smith
         ------------------------------------
                  Catherine H. Smith
         Director and Chief Financial Officer

                                POWER OF ATTORNEY

I, the undersigned Vice President and Treasurer, Corporate Controller of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                         33-75960                        33-75998
2-52449                         33-75962                        33-75996
33-02339                        33-75964                        33-76000
33-34370                        33-75966                        33-76002
33-34583                        33-75968                        33-76004
33-42555                        33-75970                        33-76018
33-60477                        33-75972                        33-76024
33-61897                        33-75974                        33-76026
33-62473                        33-75976                        33-79118
333-01107                       33-75978                        33-79122
33-63611                        33-75980                        33-81216
33-64277                        33-75982                        33-87642
33-64331                        33-75984                        33-87932
33-75248                        33-75986                        33-88720
33-75954                        33-75988                        33-88722
33-75956                        33-75990                        33-88724
33-75958                        33-75992                        33-89858
333-15817                       33-75994                        33-91846
333-24645                       333-09515                       333-27337


Registration Statements filed under the Investment Company Act of 1940:

811-2512            811-2513                 811-4536                 811-5906

hereby ratifying and confirming on this 20th day of March, 1998, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                 Signature/Title
                 ---------------


             /s/ Deborah Koltenuk
--------------------------------------------------
               Deborah Koltenuk
Vice President and Treasurer, Corporate Controller